      ---------------------------------------------------------------------
                         CLOSING STATEMENT INFORMATION
      ---------------------------------------------------------------------

      Property Name:      MARKETPLACE AT RIVERGATE

      Seller:             FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2
                          A Florida Limited Partnership

      Purchaser:          PRICE TENNESSE PROPERTIES, L.P.
                          A Tennessee Limited Partnership

      Proration Date:     3/3/98

      Proration as of:    11:59 PM, TUESDAY,  MARCH 3, 1998

      Closing Date:       3/4/98

      Closing as of:      WEDNESDAY, MARCH 4, 1998

      Tax Begin Date:     1/1/98

      Tax End Date:       12/31/98

      Month Begin Date    3/1/98

      Month End Date      3/30/98

                               CLOSING STATEMENT
                                  FOR SALE OF
                           MARKETPLACE AT RIVERGATE

--------------------------------------------------------------------------------

SELLER: FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. -2 A Florida Limited Partnership

PURCHASER:               PRICE TENNESSE PROPERTIES, L.P.
                         A Tennessee Limited Partnership

PRORATION DATE:          11:59 PM, TUESDAY, MARCH 3, 1998

CLOSING (FUNDING) DATE:  WEDNESDAY, MARCH 4, 1998

--------------------------------------------------------------------------------

                                                                         CREDIT               CREDIT
                                                                      PURCHASER               SELLER
                                                                ---------------      ---------------

PURCHASE PRICE                                                                          8,128,000.00

EARNEST MONEY                                                        850,000.00

DELAY IN CLOSING PENALTY ($1,113.42 PER DAY)                                               23,381.82

PRO-RATE REAL ESTATE TAXES                                                   --
     [See Schedule A]

PRO-RATE MARCH, 1998 RETAIL LEASE CHARGES                             53,545.22
     [See Schedule D]

TOTAL PREPAID TENANT CHARGES                                               0.00
     [See Schedule B]

PRO-RATE SERVICE CONTRACTS                                                                      0.00
     [See Schedule C]

CAM/RET REIMBURSEMENTS COLLECTED YEAR-TO-DATE TRANSFERRED             32,717.31

YEAR-TO-DATE CAM EXPENSES PAID AND REIMBURSED BY PURCHASER                                 11,952.76

CREDIT TO PURCHASER FOR NON-REIMBURSEABLE CAM/TAX INCOME               3,037.94

SECURITY DEPOSITS                                                     26,492.51
     [See Schedule E]
                                                                ---------------      ---------------
     SUBTOTALS                                                       965,792.98         8,163,334.58

BALANCE DUE TO SELLER                                              7,197,541.60
                                                                ---------------      ---------------

     TOTAL CREDITS                                                 8,163,334.58         8,163,334.58
                                                                ===============      ===============


APPROVED:  SELLER                                               APPROVED:  PURCHASER

FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. -2                PRICE TENNESSE PROPERTIES, L.P.
A Florida Limited Partnership                                   A Tennessee Limited Partnership

By: ________________________________                            By: ________________________________

Its: ________________________________                           Its: ________________________________



Note:
SELLER AND PURCHASER AGREE AS FOLLOWS:
1.  CAM AND RET MONTHLY INCOME COLLECTED YEAR TO DATE WILL BE CREDITED TO PURCHASER.
2.  CAM EXPENSES PAID YEAR TO DATE BY SELLER WILL BE CREDITED TO SELLER.

3.  PRORATION FOR REAL ESTATE TAXES NO LONGER NECESSARY.
4. PURCHASER WILL BE RESPONSIBLE FOR THE 1998 TENANT CAM AND RET ADJUSTMENT BILLING.
5. NO ADJUSTMENT POST-CLOSING WILL BE MADE BETWEEN THE SELLER AND PURCHASER FOR 1998 CAM AND REAL ESTATE TAX REIMBURSEMENT INCOME.

                                           MARKETPLACE AT RIVERGATE

                                          SOURCES AND USES STATEMENT

---------------------------------------------------------------------------------------------------------------

                           PURCHASER'S SOURCES AND USES:
                           -----------------------------

BALANCE OF CASH TO BE FUNDED BY PURCHASER                                                          7,197,541.60
                                                                                             ------------------
ADDITIONAL CASH OUTLAYS BY PURCHASER:

                   Title Premium (50%)                                              9,097.50
                   Overnight Fees (50%)                                                25.00
                   Copies (50%)                                                        96.63
                   Endorsements (100%)                                              4,158.00
                   Escrow Fee (50%)                                                   250.00
                   Recording Fees (100%)                                               17.00
                   Conveyance Tax (50%)                                            15,036.80
                   Survey (50%) Bock & Clark                                        3,100.00
                                                                            ----------------
        PURCHASERS CLOSING COSTS                                                                      31,780.93
                                                                                             ------------------
TOTAL CASH OUTLAY BY PURCHASER                                                                     7,229,322.53
                                                                                             ==================

---------------------------------------------------------------------------------------------------------------

                           SELLER'S SOURCES AND USES:
                           --------------------------

EARNEST MONEY                                                                                        850,000.00
CASH AMOUNT DUE TO SELLER                                                                          7,197,541.60
TOTAL SELLER'S SOURCES                                                                             8,047,541.60


ITEMS PAYABLE FROM SELLER'S PROCEEDS AT CLOSING:

                   Broker Commission Payable to Ben Carter                        243,840.00
                   Overnight Fees (50%)                                                25.00
                   Copies (50%)                                                        96.63
                   Escrow Fee (50%)                                                   250.00
                   Conveyance Tax (50%)                                            15,036.80
                   Survey (50%) Bock & Clark                                        3,100.00
                                                                            ----------------
                   Title Premium (50%)                                              9,097.50
                                                                            ----------------
        SELLERS CLOSING COSTS                                                                        271,445.93
                                                                                             ------------------

BALANCE TO SELLER                                                                                  7,776,095.68
                                                                                             ==================

                                  SCHEDULE A

-----------------------------------------------------------------------------------------------------
        MARKETPLACE AT RIVERGATE
        PRO-RATE 1997 PROPERTY TAXES
        PRORATION MADE AS OF:         11:59 PM, TUESDAY,  MARCH 3, 1998
-----------------------------------------------------------------------------------------------------
        ACTUAL 1997 REAL ESTATE TAXES:
                 026-15-0 001.00  (Map/Par No.)                                             78,464.30


                                                                                          ------------
        TOTAL 1997 REAL ESTATE TAXES:                                                       78,464.30

        ESTIMATED 1998 REAL ESTATE TAXES                                                    78,464.30

        SELLER'S PRORATA SHARE OF 1998 TAXES                      62/365                        0.000%
                                                                                          ------------

        SELLER'S SHARE OF 1998 TAXES                                                                -
                                                                                          ============

        LESS ESTIMATED AMOUNTS PAID BY ANNUAL RET PAYERS BY:

                 AAA AUTO CLUB                        1,881.00
                 MARSHALLS                           13,986.84
                 REPP, LTD.                           1,309.00
                 SIZES UNLIMITED                      1,878.99
                                                     ---------
                 TOTAL                               19,055.83
                                                     =========

        PRORATA SHARE OF TAX PAYMENTS                             62/365        0.000%              -
                                                                                          ------------

        CREDIT DUE TO PURCHASER (SELLER):                                                           -
                                                                                          ============

NOTES:
------
     [1] The 1996 Real Estate taxes are paid in full. The 1997 tax bill has been received and paid via the title company.
          NO PRORATION IS NECESSARY AS DESCRIBED BELOW.

          SELLER AND PURCHASER AGREE AS FOLLOWS:
          1. CAM AND RET MONTHLY INCOME COLLECTED YEAR TO DATE WILL BE CREDITED TO PURCHASER.
          2.  CAM EXPENSES PAID YEAR TO DATE BY SELLER WILL BE CREDITED TO
          SELLER.
          3.  PRORATION FOR REAL ESTATE TAXES NO LONGER NECESSARY.
          4. PURCHASER WILL BE RESPONSIBLE FOR THE 1998 TENANT CAM AND RET ADJUSTMENT BILLING.
          5. NO ADJUSTMENT POST-CLOSING WILL BE MADE BETWEEN THE SELLER AND PURCHASER FOR 1998 CAM AND REAL ESTATE TAX REIMBURSEMENT INCOME.

                                  SCHEDULE B

-----------------------------------------------------------------------------------------------

        MARKETPLACE AT RIVERGATE
        TENANT PREPAID RENTS
        PRORATION MADE AS OF:   11:59 PM, TUESDAY,  MARCH 3, 1998

-----------------------------------------------------------------------------------------------


                                                                         AMOUNT
                MERCHANT NAME                                            PREPAID
        ---------------------------------------------------------------------------
                NONE                                                           -
                                                                               -
                                                                        -----------

                TOTAL PREPAID RENTS CREDITED TO PURCHASER                                 0.00
                                                                                    ===========

                                  SCHEDULE C

------------------------------------------------------------------------------------------------------------------------

MARKETPLACE AT RIVERGATE
RECURRING PAYABLES PRORATION
PRORATION MADE AS OF:                           11:59 PM, TUESDAY,  MARCH 3, 1998
------------------------------------------------------------------------------------------------------------------------

                                                     SERVICE CONTRACTS
                                                                                                                  CREDIT DUE
                                                                             BILLING PERIOD         # of DAYS      PURCHASER
VENDOR NAME                                          PAYMENT               BEGIN         END           CREDIT    or (SELLER)
----------------------------------------------------------------------------------------------------------------------------
PAID BY SELLER:

Superior Lawn Service          Landscaping                0.00           03/01/98     03/30/98             27           0.00
Superior Lawn Service          Janitorial                 0.00           03/01/98     03/30/98             27           0.00
LIGHT, Inc.                    Electric/Light Maint.      0.00           03/01/98     03/30/98             27           0.00
ADT Security Systems, Inc.     Alarm Monitoring           0.00           03/01/98     03/30/98             27           0.00
n/a                                                       0.00           03/01/98     03/30/98             27           0.00
n/a                                                       0.00           03/01/98     03/30/98             27           0.00
                                                                                                                  ----------

                                                     TOTAL CREDIT DUE TO SELLER                                         0.00
                                                                                                                  ----------

PAYABLE BY BUYER:
n/a                                                       0.00           03/01/98     03/30/98              3           0.00
                                                                                                                  ----------

                                                     TOTAL CREDIT DUE TO PURCHASER                                      0.00
                                                                                                                  ----------

                                                     NET CREDIT DUE TO PURCHASER (SELLER)                               0.00
                                                                                                                  ==========

                                                            SCHEDULE D

----------------------------------------------------------------------------------------------------------------------------------

MARKETPLACE AT RIVERGATE
RETAIL TENANTS MONTHLY CHARGES
PRORATION MADE AS OF :        11:59 PM, TUESDAY, MARCH 3, 1998

----------------------------------------------------------------------------------------------------------------------------------

                                                             TOTAL                        PURCH.          BALANCE          TOTAL
                                MARCH                        MARCH         CHARGES       PRORATA   PRIOR 3/1 PLUS        BALANCE
        MERCHANT NAME            RENT      CAM     RET      CHARGES           PAID         SHARE       OTHER BAL.            O/S
----------------------------------------------------------------------------------------------------------------------------------
Disc Go Round                 1,880.00      -       -       1,880.00      1,880.00      1,692.00             -               -
Electronic Express            2,875.00      -       -       2,875.00           -             -               -          2,875.00
Fast Signs                    1,333.33      -       -       1,333.33           -             -               -          1,333.33
Georgia Carpet Outlet         4,913.42      -       -       4,913.42      4,913.42      4,422.08             -               -
Horner Rausch Optics          4,800.00      -       -       4,800.00        231.45        208.31             -          4,568.55
Marshalls                    15,708.34      -       -      15,708.34     15,708.34     14,137.51       20,339.66       20,339.66
Mattress King                 3,180.83      -       -       3,180.83           -             -               -          3,180.83
Middle Tenn. Orthodontics     2,268.75      -       -       2,268.75      2,268.75      2,041.88             -               -
AAA                                -        -       -            -             -             -          2,885.45        2,885.45
NationsCredit                 1,666.67      -       -       1,666.67      1,666.67      1,500.00             -               -
OCB Restaurant                8,983.34      -       -       8,983.34      8,983.34      8,085.01             -               -
Office Max                   11,750.00      -       -      11,750.00     11,750.00     10,575.00             -               -
Paper Warehouse               5,333.33      -       -       5,333.33      5,333.33      4,800.00             -               -
Play it again                 3,200.00      -       -       3,200.00           -             -               -          3,200.00
Repp, Ltd.                    2,566.66      -       -       2,566.66      2,566.66      2,309.99        2,019.82        2,019.82
Sizes Unlimited               4,192.71      -       -       4,192.71      4,192.71      3,773.44        2,903.49        2,903.49
                           -------------------------------------------------------------------------------------------------------

                           -------------------------------------------------------------------------------------------------------
                             74,652.38      -       -      74,652.38     59,494.67     53,545.22       28,148.42       43,306.13
                           ======================================================================================================

NOTES:

                                  SCHEDULE E

--------------------------------------------------------------------------------

MARKETPLACE AT RIVERGATE
SECURITY DEPOSIT CREDIT
PRORATION MADE AS OF:               11:59 PM, TUESDAY,  MARCH 3, 1998

--------------------------------------------------------------------------------

                               SECURITY DEPOSITS

   MERCHANT NAME
   -------------
   Disc Go Round                                        2,332.77
   Fast Signs                                           1,652.00
   Georgia Carpet Outlet                                1,116.32
   Mattress King                                        3,458.42
   Middle Tenn. Orthodontics                            2,596.00
   NationsCredit                                        1,901.33
   Paper Warehouse                                      6,874.67
   Play it again                                        3,936.00
   Repp, Ltd.                                           2,625.00
                                                       ---------
TOTAL SECURITY DEPOSITS CREDITED TO PURCHASER          26,492.51
                                                       =========